Exhibit 10.3

FIRST AMENDMENT TO

SENIOR SECURED DEBTOR-IN-POSSESSION TERM LOAN CREDIT AGREEMENT

This FIRST AMENDMENT TO SENIOR SECURED DEBTOR-IN-POSSESSION TERM LOAN CREDIT AGREEMENT (this “Amendment”) is dated September 24, 2019, but effective as of September 20, 2019 (the “Amendment Effective Date”), by and among Sanchez Energy Corporation, a Delaware corporation (the “Borrower”), the Required Lenders party hereto, and Wilmington Savings Fund Society, FSB (the “Agent”), as administrative agent and collateral agent for the Lenders.

RECITALS

A.           The Borrower, the Agent and the Required Lenders are parties to that certain Senior Secured Debtor-In-Possession Term Loan Credit Agreement, dated as of August 16, 2019 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”).  Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

B.           Pursuant to Section 5.15(b) of the Credit Agreement, the entry of the Final Order shall have occurred prior to or on the date that is forty (40) days after the Petition Date (the “Final Order Date”).

C.           Pursuant to Section 7.01(i) of the Credit Agreement, an Event of Default shall have occurred if the entry of the Final Order has not occurred prior to or on the date that is forty (40) days (or a later date consented to by the Agent and the Required Lenders) after the Petition Date.

D.           On September 20, 2019, the Required Lenders consented to the extension of the Final Order Date to September 24, 2019.

E.           The Borrower has requested, and the Agent and the Required Lenders have agreed, that the Credit Agreement be amended, effective as of September 20, 2019, to extend the Final Order Date to October 2, 2019.

F.           The parties desire to enter into this Amendment in accordance with the terms hereof.

NOW, THEREFORE, the parties agree as follows:

1.            Amendment.  The Agent and the Required Lenders hereby agree as follows:

(a)          The first sentence of Section 5.15 of the Credit Agreement is hereby deleted and replaced in its entirety with the following:

“The Borrower shall ensure the satisfaction of the following milestones (collectively, the “Milestones” and each a “Milestone”) within the number of days set forth below (or any later date consented to by the Required Lenders):”

(b)          Section 5.15(b) of the Credit Agreement is hereby deleted and replaced in its entirety with the following:

“(b) no later than October 2, 2019, entry of the Final Order;”

(c)          Section 7.01(i) of the Credit Agreement is hereby deleted and replaced in its entirety with the following:

“(i) the entry of the Interim Order has not occurred on or prior to the date that is five (5) days after the Petition Date, or the entry of the Final Order has not occurred prior to or on October 2, 2019 (or any later date consented to by the Required Lenders);”.

(d)          Section 9.01(c) is hereby added after Section 9.01(b) to read as follows:

“(c) Solely with respect to Sections 5.15,  7.01(i) and 7.01(s), and notwithstanding anything to the contrary in this Agreement or any other Loan Document, (i) the approval of the Required Lenders of any amendment to, waiver of, or consent under, this Agreement or any other Loan Document may be conclusively evidenced by an electronic mail from the Required Lenders or their counsel to or copying jsavin@akingump.com and jonathan.levine@arnoldporter.com, and (ii) the approval of the Borrower of any amendment to, waiver of, or consent under, this Agreement or any other Loan Document may be conclusively evidenced by an electronic mail from the Borrower or its counsel to or copying djenkins@mofo.com and jonathan.levine@arnoldporter.com.”

2.          Representations and Warranties.  The Borrower hereby represents and warrants to the Agent and Lenders as follows:

(a)          The Borrower has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to the terms of the Orders, the Borrower’s or any Guarantor’s status as a “debtor” under the Bankruptcy Code.

(b)          The execution, delivery and performance by the Borrower of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the articles of incorporation (or operating agreement, as applicable) or by-laws of Borrower, and, result in a breach of or constitute a default under any indenture, loan, credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

(c)          All of the Borrower’s representations and warranties contained herein or in the other Loan Documents shall be true and correct in all respects (with respect to representations and warranties that contain a materiality qualification), or true and correct in all material respects (with respect to representations and warranties that do not contain a materiality qualification) with the

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same effect as though such representations and warranties had been made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date).

3.            Confirmation and Effect.  The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the Amendment Effective Date, and this Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.            Expenses.  The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation and execution and delivery of this Amendment and the documents and instruments incidental hereto, in accordance with the terms of the Interim Order or the Final Order (as applicable).

5.            Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.            Effectiveness.  This Amendment shall, upon the due execution and delivery to Agent of this Amendment by the Borrower, the Agent, and the Required Lenders be deemed effective as of September 20, 2019.

7.            Governing Law.  This Amendment shall be governed by and construed in accordance with the law of the State of New York.

(SIGNATURES TO FOLLOW)

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IN WITNESS WHEREOF, the undersigned have executed this Amendment to be effective as of the date above written.

BORROWER:

SANCHEZ ENERGY CORPORATION

By:	/s/ Cameron W. George
Name:	Cameron W. George
Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to First Amendment]

AGENT:

WILMINGTON SAVINGS FUND SOCIETY, FSB

By:	/s/ Geoffrey J. Lewis
Name:	Geoffrey J. Lewis
Title:	Vice President

[Signature Page to First Amendment]

REQUIRED LENDERS:

THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY

By:	Northwestern Mutual Investment
Management Company, LLC,
its investment adviser

By:	/s/ Andrew Wassweiler
Name:	Andrew Wassweiler
Title:	Managing Director

[Signature Page to First Amendment]

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
for its Group Annuity Separate Account

By:	/s/ Andrew Wassweiler
Name:	Andrew Wassweiler
Title:	Authorized Signatory

[Signature Page to First Amendment]

SOUTHPAW CREDIT OPPORTUNITY MASTER FUND LP

By:	/s/ Howard Golden
Name:	Howard Golden
Title:	Managing Member of General Partner – Southpaw GP LLC

[Signature Page to First Amendment]

CAPITAL RESEARCH AND MANAGEMENT COMPANY
for and on behalf of American Funds Multi-Sector Income Fund

By:	/s/ Michael J. Triessl
Name:	Michael J. Triessl
Title:	Authorized Signatory

[Signature Page to First Amendment]

CAPITAL RESEARCH AND MANAGEMENT COMPANY
for and on behalf of The Income Fund of America

By:	/s/ Michael J. Triessl
Name:	Michael J. Triessl
Title:	Authorized Signatory

[Signature Page to First Amendment]

CAPITAL RESEARCH AND MANAGEMENT COMPANY
for and on behalf of American High-Income Trust

By:	/s/ Michael J. Triessl
Name:	Michael J. Triessl
Title:	Authorized Signatory

[Signature Page to First Amendment]

CAPITAL RESEARCH AND MANAGEMENT COMPANY
for and on behalf of American Funds Insurance Series – High Income Bond Fund

By:	/s/ Michael J. Triessl
Name:	Michael J. Triessl
Title:	Authorized Signatory

[Signature Page to First Amendment]

CROSS OCEAN USSS FUND I (A) LP

By Cross Ocean Partners Management LP its Investment Manager

By:	/s/ Nick Renvick
Name:	Nick Renvick
Title:	Authorized Signatory

[Signature Page to First Amendment]

T-VI CO-ES LP

By Cross Ocean Partners Management LP its Investment Manager

By:	/s/ Nick Renvick
Name:	Nick Renvick
Title:	Authorized Signatory

[Signature Page to First Amendment]

CROSS OCEAN GLOBAL SIF (A) L.P.

By Cross Ocean Partners Management LP its Investment Manager

By:	/s/ Nick Renvick
Name:	Nick Renvick
Title:	Authorized Signatory

[Signature Page to First Amendment]

CROSS OCEAN GSS MASTER FUND LP

By Cross Ocean Partners Management LP its Investment Manager

By:	/s/ Nick Renvick
Name:	Nick Renvick
Title:	Authorized Signatory

[Signature Page to First Amendment]

ORBIS SICAV, IN RESPECT OF ORBIS SICAV GLOBAL BALANCED FUND AND ORBIS SICAV GLOBAL CAUTIOUS FUND

By Orbis Investment Management Limited, as investment manager

By:	/s/ Alexander Cutler
Name:	Alexander Cutler
Title:	Director

[Signature Page to First Amendment]

ORBIS GLOBAL BALANCED FUND
(AUSTRALIA REGISTERED)

By Orbis Investment Management Limited, its investment manager

By:	/s/ Alexander Cutler
Name:	Alexander Cutler
Title:	Director

[Signature Page to First Amendment]

ALLAN GRAY AUSTRALIA BALANCED FUND

By Allan Gray Australia Pty Limited, its investment manager

By:	/s/ Hugh Gillespie
Name:	Hugh Gillespie
Title:	Director

[Signature Page to First Amendment]

CQS DIRECTIONAL OPPORTUNITIES MASTER FUND LIMITED

By:	/s/ Sarah Higgins
Name:	Sarah Higgins
Title:	Authorised Signatory

[Signature Page to First Amendment]

GRACECHURCH OPPORTUNITIES FUND LIMITED

By:	/s/ Sarah Higgins
Name:	Sarah Higgins
Title:	Authorised Signatory

[Signature Page to First Amendment]

CQS ACS FUND, A SUB-FUND OF CQS GLOBAL FUNDS ICAV

By:	/s/ Sarah Higgins
Name:	Sarah Higgins
Title:	Authorised Signatory

[Signature Page to First Amendment]

CQS AIGUILLE DU CHARDONNET MF S.C.A. SICAV-SIF

By:	/s/ Sarah Higgins
Name:	Sarah Higgins
Title:	Authorised Signatory

[Signature Page to First Amendment]

TARPON DIP HOLDINGS, L.P.
By: Apollo ANRP Advisors III, L.P., its general partner

By: Apollo ANRP Capital Management III, LLC, its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

[Signature Page to First Amendment]

FIDELITY SUMMER STREET TRUST: FIDELITY HIGH INCOME FUND

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

FIDELITY SUMMER STREET TRUST: FIDELITY CAPITAL & INCOME FUND

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY HIGH INCOME CENTRAL FUND 2

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

FIDELITY FUNDS SICAV / FIDELITY FUNDS – US HIGH YIELD

By: Fidelity Management & Research Company as Sub-Advisor

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature Page to First Amendment]

MASTER TRUST BANK OF JAPAN LTD. RE: FIDELITY US HIGH YIELD MOTHER FUND

By: Fidelity Management & Research Company as Sub-Advisor

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature Page to First Amendment]

FIDELITY ADVISOR SERIES II: FA STRATEGIC HIGH INCOME SUB

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

FIDELITY SUMMER STREET TRUST: FIDELITY SERIES HIGH INCOME FUND

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

FIDELITY INCOME FUND: TOTAL BOND HIGH INCOME SUB

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

FIDELITY AMERICAN HIGH YIELD FUND

By: its manager Fidelity Investments Canada ULC

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

VARIABLE INSURANCE PRODUCTS FUND: VIP HIGH INCOME PORTFOLIO

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

FIDELITY SALEM STREET TRUST: FIDELITY SAI TOTAL BOND FUND - HIGH INCOME SUB-PORTFOLIO

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND - FIAM HIGH INCOME SUBPORTFOLIO

By: FIAM LLC as Investment Manager

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

FIAM HIGH YIELD BOND COMMINGLED POOL - FIDELITY INSTITUTIONAL ASSET MANAGEMENT TRUST COMPANY AS TRUSTEE

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

FIDELITY GLOBAL HIGH YIELD INVESTMENT TRUST

By: its manager Fidelity Investments Canada ULC

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

FIDELITY INSTITUTIONAL U.S. HIGH YIELD FUND – SERIES1

By: FIAM LLC as Sub Advisor

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

CANADIAN BALANCED - HIGH INCOME SUB PORTFOLIO

By: its manager Fidelity Investments Canada ULC

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

VARIABLE INSURANCE PRODUCTS FUND V: VIP STRATEGIC HIGH INCOME SUB

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

PENSION RESERVES INVESTMENT TRUST (PRIT) FUND HIGH YIELD PORTFOLIO

By: Fidelity Institutional Asset Management Trust Company as Investment Manager

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

FIAM HIGH YIELD FUND, LLC

By: FIAM LLC as Investment Manager

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

JAPAN TRUSTEE SERVICES BANK, LTD. RE: FIDELITY STRATEGIC INCOME FUND (MOTHER)

By: Fidelity Management & Research Company as Sub-Advisor

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature Page to First Amendment]

ALLIANZ FIDELITY INSTITUTIONAL ASSET MANAGEMENT TOTAL BOND FUND HIGH YIELD SUB ACCOUNT

By: FIAM LLC as Investment Manager

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

JAPAN TRUSTEE SERVICES BANK, LTD. RE: FIDELITY HIGH YIELD BOND OPEN MOTHER FUND

By: Fidelity Management & Research Company as Sub-Advisor

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signatory

[Signature Page to First Amendment]

ALLIANZ MULTI-STRATEGY HIGH YIELD SUB ACCOUNT

By: FIAM LLC as Investment Manager

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

JNL/FIDELITY INSTITUTIONAL ASSET MANAGEMENT TOTAL BOND FUND - HIGH INCOME

By: FIAM LLC as Investment Manager

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

FIDELITY MERRIMACK STREET TRUST: FIDELITY TOTAL BOND ETF

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

FIDELITY SUMMER STREET TRUST: FIDELITY GLOBAL HIGH INCOME FUND - U.S. HIGH YIELD SUB PORTFOLIO

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]

FIDELITY SUMMER STREET TRUST: FIDELITY SHORT DURATION HIGH INCOME FUND - US HIGH YIELD SUBPORTFOLIO

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to First Amendment]